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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-94619 of Asyst Technologies, Inc. on Form S-8 of our report dated April 28, 2000, appearing in this Annual Report on Form 10-K of Asyst Technologies, Inc. for the year ended March 31, 2000.



/s/ Deloitte Touche Tohmatsu
Nagoya, Japan
June 13, 2001